Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with annual report of CIBT Education Group Inc. (the “Company”) on Form 20-F for the year ended August 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Toby Chu, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 15, 2013

By:	/s/ Toby Chu
Name:	Toby Chu
Title:	Chief Executive Officer